SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2006

IMMUNOTECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24641	84-1016435
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Executive Pavilion, 90 Grove Street, Ridgefield, Connecticut 06877
(Address of principal executive offices) (Zip Code)

(203)431-3300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct.

These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to ImmunoTechnology Corporation ("Immuno" or the "Company"). Should one or more of these risks or uncertainties materialize, or should the assumptions underlying our forward-looking statements prove incorrect, our future performance and actual results of operations could vary significantly from those anticipated, projected, believed, expected, intended or implied. We undertake no obligation to update any of the forward-looking statements in this Report, which speak only as of the date they were made.

ITEM 1.01 Adoption of Registrant’s Stock Option Plan

On August 2, 2006, our board of directors adopted the Petals Decorative Accents, Inc. 2006 Stock Incentive Plan (the “Stock Incentive Plan”). The Stock Incentive Plan initially authorizes the issuance of awards for up to 15,000,000 shares of our common stock, pre-effectiveness of the Reverse Stock Split (as defined below), or 5,000,000 post-split shares.

The Stock Incentive Plan is administered by our board of directors. The board approves awards under the plan, including exercise price and other terms of each award, subject to the provisions of the Stock Incentive Plan.

The Stock Incentive Plan authorizes the grant of options to purchase common stock intended to qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code, and nonstatutory stock options. The Stock Incentive Plan also provides for awards of restricted stock, unrestricted stock, performance share awards and stock appreciation rights.

Our officers, directors, employees, consultants and advisors are eligible to receive awards under the Stock Incentive Plan. No participant may receive awards for over 500,000 shares of common stock in any calendar year.

Incentive stock options may be granted under the Stock Incentive Plan to our employees and employees of our affiliates within the meaning of the Internal Revenue Code, including our officers and directors as well as officers and directors of our affiliates who are also employees. The exercise price of incentive stock options granted under the Stock Incentive Plan must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of incentive stock options granted to an optionee who owns stock possessing more than 10% of the voting power of our outstanding capital stock must be at least equal to 110% of the fair market value of the common stock on the date of grant. This type of optionee must exercise his or her option within five years from the date of grant.

Under the terms of the Stock Incentive Plan, we may grant nonstatutory stock options to our officers and other employees, our directors, and other individuals providing services to us at an exercise price at least equal to the fair market value of our common stock on the date of grant.

The Stock Incentive Plan provides that, upon a change of control:

•
each holder of an outstanding option, restricted stock award, performance share award or stock appreciation right shall be entitled, upon exercise of such award, to receive, in lieu of shares of our common stock, shares of such stock or other securities, cash or property as the holders of our common stock received in connection with the change of control;

•	the committee may accelerate the time for exercise of all unexercised and unexpired options, restricted stock awards, performance share awards and stock appreciation rights; or

•
all outstanding options, restricted stock awards, performance share awards and stock appreciation rights may be cancelled by the committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an option and that each holder of an award shall have the right to exercise such award to the extent that the same is then exercisable or, if the committee shall have accelerated the time for exercise of all unexercised and unexpired options, restricted stock awards, performance share awards and stock appreciation rights, in full, during the 30-day period preceding the effective date of such a transaction.

For these purposes, a "change of control" means the occurrence of any of the following:

•	any person becomes a beneficial owner of our securities representing at least 50% of the combined voting power of our then outstanding securities;

•
We engage in a merger or consolidation under circumstances in which our stockholders immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least 50% of our voting power or that of the surviving or resulting corporation, as the case may be; or

•	We approve a complete liquidation or sells or otherwise disposes of all or substantially all of our assets.

The Stock Incentive Plan may be amended, altered, suspended, discontinued or terminated by the board of directors without further stockholder approval, unless such approval is required by law or regulation or under the rules of the stock exchange or automated quotation system on which the common stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments, which might increase the cost of the Stock Incentive Plan or broaden eligibility.

As of the date of this report, we have not granted any award pursuant to the Stock Incentive Plan.

On August 2, 2006, our control stockholder ratified the Stock Incentive Plan, acting by written consent in lieu of a meeting. For more information on the Stock Incentive Plan, please see our Schedule 14C filed with the SEC on the date hereof.

Item 5.03 Amendments to our Certificate of Incorporation and By-laws

Amendments to our Certificate of Incorporation

On  August 2, 2006 our board of directors and our controlling stockholder, acting by written consents in lieu of meetings, approved the following actions:

(i)	an amendment of the Company’s Certificate of Incorporation to effect a 1-for-3 reverse split of our outstanding shares of Common Stock (the “Reverse Stock Split”);

(ii)	an amendment of the Company’s Certificate of Incorporation to create a classified board of directors (the “Classified Board Amendment”); and

(iii)	an amendment of the Company’s Certificate of Incorporation to change the Company’s name from “ImmunoTechnology Corporation” to “Petals Decorative Accents, Inc.” (the “Name Change Amendment”).

The forgoing amendments to the Company’s Certificate of Incorporation will become effective with the filing of an Amended and Restated Certificate of Incororation. The form of Amended and Restated Certificate of Incorporation is attached as Annex A to our information statement on Schedule 14-C filed with the SEC on the date hereof (the “Information Statement”) and is incorporated herein by reference. Descriptions of the Reverse Stock Split, Classified Board Amendment and Name Change Amendment can be found in the Information Statement.

The Amended and Restated Certificate of Incorporation will be effective immediately upon filing with the Secretary of State of the State of Delaware, which will occur on a date not less than 21 days after we mail the Information Statement to our stockholders of record on August 2, 2006.

Amendments to our By-laws

On August 2, 2006, our board of directors approved the restatement of our by-laws with the following amendments, conditioned and effective, without an further action, upon the filing of the Amended and Restated Certificate of Incorporation attached as Annex B to the Information Statement:

(i)
an amendment to Section 1.1 to change the name of the corporation to “Petals Decorative Accents, Inc.”, in order to conform the by-laws with the Name Change Amendment to our Certificate of Incorporation;

(ii)	an amendment to Section 3.2 to change the date of our annual meeting from the second Wednesday in May to the second Wednesday in December;

(iii)
an amendment to Section 3.3 to limit the power to call a special meeting of stockholders to the president or the secretary at the request of a majority of the members of the board of directors and to limit the matters that can be acted on at a special meeting to the purpose or purposes stated in the notice for such special meeting. Prior to the effectiveness of this amendment, a special meeting of stockholders could be called at the written request of a majority of the outstanding capital stock entitled to vote at the meeting;

(iv)
the addition of a new Section 3.5 describing the conduct of business conducted at the annual meeting of stockholders, including the requirement that a stockholder generally notify the Company not less than sixty (60) days prior to an annual meeting of stockholders if such stockholder wishes to properly bring business before the annual meeting of stockholders. Only business brought before the annual meeting in accordance with the advance notice procedure may properly be conducted at the annual meeting; and

(v)
amendments and additional sections added to Section 4 to conform our bylaws as necessary with the Classified Board Amendment to our Certificate of Incorporation, including, an amendment of Section 4.2 fixing the board of directors at a number not less than three and not more than twelve members and the additions of Sections 4.4, 4.5 and 4.6 providing three classes of directors with staggered terms. These changes eliminate the requirement that all directors be elected annually for a term of one year.

The text of each of these amendments to our by-laws is included in the form of Second Amended and Restated By-laws attached to this current report on Form 8-K as Exhibit 3.3.

The by-law amendments described in numbers (iii), (iv) and (v) could delay, defer or prevent a thrid party from acquiring us, despite the possible benefit to stockholders.

Item 9.01  Financial Statements And Exhibits

(c) Exhibits

Incorporated by Reference
Exhibit No.	Description	Filed with this Form 8-K	Form	Filing Date	Exhibit No.
3.1	Amended and Restated Certificate of Incorporation		Schedule 14C	August 7, 2006	Annex A
3.2	Petals Decorative Accents, Inc. 2006 Stock Incentive Plan		Schedule 14C	August 7, 2006	Annex B
3.3	Second Amended and Restated Bylaws of ImmunoTechnology Corporation, as adopted by the Board of Directors on August 2, 2006.	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOTECHNOLOGY CORPORATION

Dated: August 7, 2006	By:	/s/ Stephen M. Hicks
Stephen M. Hicks
President